UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 24, 2004

Reading International, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	1-8625	95-3885184
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 S. Hope Street, Suite 1825, Los Angeles, California		90071
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Regulation FD Disclosure.
SIGNATURES
EXHIBIT 99.1

Item 5. Other Events and Regulation FD Disclosure.

     On May 24, 2004 Reading International, Inc. issued a press release announcing that its Board of Directors has authorized a stock repurchase program. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.

Date: May 24, 2004	By:	/s/ Andrzej Matyczynski

	Name:	Andrzej Matyczynski
	Title:	Chief Financial Officer

3